Share capital and reserves	6 Months Ended
Jun. 30, 2022
Share capital and reserves
Share capital and reserves

9Share capital and reserves

Allotted, called up and fully paid shares

	June 30,		December 31,
	2022		2021
	No.	£	No.	£
Ordinary of $0.0001 each	209,285,392	15,814	209,135,382	15,804
	209,285,392	15,814	209,135,382	15,804

In addition 101,350,565 shares had been authorised for allotment at June 30, 2022.

Other reserves

During the period other reserves increased by £1,010 thousand as a result of the reclassification of warrants (note 11) and £6,465 thousand as a result of the modification of the EMI scheme (note 12); and £9,482 thousand reflecting cumulative translation differences.

Share Premium

On June 5, 2022 a total of 150,000 shares were issued resulting in increase in share premium of £749 thousand.